                                                                   EXHIBIT 10.14

                           BUSINESS LEASE AGREEMENT

     THIS LEASE AGREEMENT made and entered into this 30th day of August, 1999 by and between POINTE WEST, INC., hereinafter called "LANDLORD," and Embedded Support Tools Corporation, hereinafter called "TENANT."

                                  WITNESSETH:

     The LANDLORD does hereby lease to the TENANT and the TENANT does hereby take and hire from the LANDLORD, certain commercial real property more particularly identified as Suite # 254 located at 5525 Erindale Drive, Colorado Springs, Colorado 80918, (hereinafter referred to as the "LEASED PREMISES") upon the following expressed terms and conditions, to wit:.

     1.  Lease Term:  The term of this lease shall commence on the 30"' day of
         ----------
August, 1999, and shall continue for a period of twelve (12) months thereafter, expiring on the 31st day of August, 2000. Should the term continue for a period of twelve (12) consecutive months, the base rent shall escalate at a rate of 7% effective the thirteenth (13th) month and every twelfth (12th) month thereafter.

     2.  Payments:  (a)  Lease Payments:  The TENANT agrees to pay the LANDLORD
         --------        --------------
as rent for the LEASED PREMISES during the primary term of the lease subject to any increases as hereinafter described the total sum of $5,429.02, which sum of money shall be payable in equal monthly installments of $450.00 in advance on or before the first day of each month throughout the term of the lease. If TENANT takes possession on a day other than the first day of the lease term, TENANT shall pay, upon commencement date of the term, in addition to the first monthly installment, the prorated rental on a per them basis with respect to the fractional month preceding the first full calendar month of this lease.

     (b) Late Charges:  LANDLORD may, at its election charge and collect a late
         ------------
charge in the amount of Ten Percent (10%) of any monthly rental installment which is delinquent ten (10) days or more.

     Security Deposit:  TENANT agrees to pay to LANDLORD a security deposit in
     ----------------
the total amount of one and one-half (1-1/2) times monthly rate which is recited for upon execution of the Agreement. The security deposit shall be held by LANDLORD during the continuance of this Rental Agreement and any extensions thereof, and shall be returnable to the TENANT, no later than 60 days after termination of this Agreement, provided the rent is paid in full, and the LEASED PREMISES are found by the LANDLORD, after due inspection, to be in as good order and repair as they were on the date of the signing of this Agreement, ordinary and reasonable wear and tear excepted. In the event that the TENANT is in default or in the event that there are any repairs necessitated by TENANT'S use of the property, then any damages, costs or other fees accruing with respect thereto shall be deducted from the security deposit, and the balance returned to the TENANT not later than sixty (60) days following the termination of the lease.

     (d)  Tenant Services:  In addition to the sums above stated, TENANT agrees
          ---------------
to pay to LANDLORD for certain telephone services herein described a fee of (N/A) per month which payment shall be due on the same day of each month that the lease payments are due. For such consideration, LANDLORD agrees to provide to TENANT certain services as more particularly described by EXHIBIT "A"
                                                             -----------
attached hereto and made a part hereof by this reference.

     (e)  No Excuse for Non Payment:  No dispute between LANDLORD and TENANT as
          -------------------------
to LANDLORD or TENANT obligations under this lease shall excuse the payment of any sums herein described owing by TENANT to LANDLORD, or the faithful performance of the other conditions of said lease by either party. TENANT waives and disclaims any present or future right to withhold any payment of any form of rent or other obligations due under this lease, or to set off against rent or any other obligation of TENANT, any obligation of LANDLORD, however incurred. TENANT agrees that it will not claim or assert any right to so withhold off.

     3.   Use of Premises:  The TENANT expressly covenants and agrees to use the
          ---------------
LEASED PREMISES as a General Business Office to conduct business with the General Public and no other purpose whatsoever without the prior written consent of the LANDLORD to such change in use of the LEASED PREMISES.

     TENANT shall comply with all governmental laws, ordinances, including zoning ordinances and regulations applicable to the use of the LEASED PREMISES. TENANT shall promptly comply with all LANDLORD or governmental orders and directives for the correction, prevention, and abatement of nuisances in or upon, or connected with the LEASED PREMISES, all at TENANT'S sole expense. TENANT shall not permit the LEASED PREMISES to be used in any way which would, in the opinion of the LANDLORD, be hazardous or which would in any way increase or render void the fire insurance on the LEASED PREMISES.

     4.   No Assignment or Subletting:  This lease may not be assigned or the
          ---------------------------
LEASED PREMISES sublet during the term of this lease without the prior written consent of the LANDLORD to such assignment or subletting. The TENANT shall not transfer any ownership of TENANT without written consent of LANDLORD and will, at the request of LANDLORD provide whatever documentation is necessary to establish that TENANT is in compliance with this provision.

     5.   Taxes:  The LANDLORD shall pay all real property taxes for the LEASED
          -----
PREMISES during the term of this lease, and the TENANT shall pay all personal property taxes accruing during the term of this lease for personal property owned by the TENANT and kept on the leased premises.

     6.  Utilities:  All utilities used on the LEASED PREMISES during the term
         ---------
of this lease shall be paid for by the LANDLORD. Notwithstanding, to the extent that use of the LEASED PREMISES by TENANT is of such a character as to subject the LANDLORD to any extraordinary (more than standard) utility charges then TENANT shall reimburse LANDLORD therefore. Standard utility charges to be determined solely by the LANDLORD.

     7.  Insurance:  (a) TENANT shall throughout the term of this Agreement and
         ---------
any extensions thereto, at its sole cost and expense, provide and keep in force with responsible insurance companies satisfactory to LANDLORD and to any mortgagee under mortgage constituting a lien upon the leased premises, public liability and property damage insurance. The liability limits of all said insurance shall be $500,000 Single Liability and $1,000,000 Umbrella Liability, protecting LANDLORD and any such mortgagee, as well as TENANT against liability to any employees or servants of TENANT or to any other person whomsoever arising out of or in connection with TENANTS use of the leased premises or the condition of the LEASED PREMISES. TENANT is to furnish LANDLORD with a Certificate of Insurance or other acceptable binder at time of commencement of the lease, or LANDLORD may provide same and charge TENANT on its normal monthly billing.

     (b) TENANT shall indemnify and hold harmless LANDLORD from all loss, damage, liability or expense, including attorneys' fees, resulting from any injury to any person or any loss of or damage to any property caused by or resulting from any act, omission or negligence of TENANT or any officer, employee, agent, contractor, invitee or visitor of TENANT in or about the premises of the building, or resulting directly or indirectly from any act or neglect of any other TENANT in the leased premises. The foregoing provision shall not be construed to make TENANT responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act, omission or negligence of LANDLORD or of any officer, employee, agent, contractor, invitee or visitor of LANDLORD. LANDLORD shall not be liable for any loss or damage to person or property sustained by TENANT, or other persons, which may be caused by the building or premises, or any appurtenances thereto, being out of repair; or by the bursting or leakage of any water, gas, sewer or steam pipe, or by theft, or by any act of neglect of TENANT, or of any other person, or by any other cause whatsoever, unless caused by the gross neglect of the LANDLORD. In case of any action or proceeding brought against LANDLORD by reason of any such claim, upon notice to LANDLORD, TENANT covenants to defend such action or proceeding with counsel, reasonably satisfactory LANDLORD.

     (c) All personal property of any kind or description whatsoever in the LEASED PREMISES shall be at the TENANT'S sole risk, and the LANDLORD shall not be held liable for any damage done to or loss of such personal property or to the business of the TENANT.

     8.   Maintenance and Repairs:  The LANDLORD shall be responsible for the
          -----------------------
exterior maintenance of the LEASED PREMISES during the term of this lease, and the maintenance of any parking lot facility contiguous thereto which is used in conjunction with the LEASED PREMISES. Further, all replacement or major repairs to the plumbing, heating, or electrical systems on the LEASED PREMISES, which are not necessitated by the negligence of the TENANT, shall be paid by the LANDLORD. LANDLORD shall be responsible for janitorial work including the LEASED PREMISES.

     TENANT will at its own cost and expense keep in good repair and condition the interior of the LEASED PREMISES. LANDLORD and LANDLORD'S agents and representatives shall have the right to enter and inspect the LEASED PREMISES at any time during reasonable business hours, for the purpose of assessing the condition of the LEASED PREMISES or in order to make such repairs, additions or alterations as may be required to be made by TENANT under the terms of this lease. At the termination of this lease, TENANT shall deliver up the LEASED PREMISES with all improvements located thereon, in good repair and condition, ordinary wear and tear excepted. The taking of possession of the LEASED PREMISES by the TENANT shall be conclusive evidence as against the TENANT that said premises were in good and satisfactory condition when possession of same was taken.

     9.   Communications:  (a) The TENANT shall be responsible for the cost of
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integrating into U.S. West access through the suites telephone system.

     (b)  The TENANT shall be responsible for long distance charges incurred.

     (c) Any additional telephone sets and multiple lines are additional charges to the TENANT.

     (d) Telephone lines, equipment reprogramming and installation must be obtained through the LANDLORD and paid by TENANT.

     (e) LANDLORD'S communication equipment will be maintained by LANDLORD, except for repairs necessitated by TENANT'S negligence.

     10.  Inspection:  The LANDLORD may enter and inspect the LEASED PREMISES
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at all reasonable times during the term hereof.

     11.  Tenant Improvements:  TENANT shall not make any alterations,
          -------------------
additions or improvements to the LEASED PREMISES without prior written consent of LANDLORD. Any such alterations, additions or improvements shall be at the TENANTS cost and expense. TENANT shall promptly pay the costs of all work performed and shall indemnify and hold harmless the LANDLORD against liens, costs, damages and expenses incurred in connection therewith including any attorney fees incurred by LANDLORD, and if LANDLORD shall be joined in any action or proceeding involving such work.

     All improvements placed upon the LEASED PREMISES of a permanent nature and fixtures, by the TENANT shall be and become the property of the LANDLORD at the expiration of this lease, and the LANDLORD shall be under no obligation to reimburse the TENANT for any sums of money so expended in making permanent improvements on the LEASED PREMISES; provided, however, that at the expiration of the term of this lease the TENANT shall be entitled to remove the following items installed, or to be installed on the premises by the TENANT, and the provision of this paragraph shall not be construed to prevent the removal of said items, to wit there are none.

     TENANT shall permit and facilitate LANDLORD'S posting of notices of non-responsibility in and about the LEASED PREMISES, pertaining to any work by, through, or under TENANT. TENANT shall exercise it's best efforts to see that Such notices remain posted in any and all locations, designated by LANDLORD throughout the time in which the work is being done.

     12.  Destruction of LEASED PREMISES:  In the event improvements on the
          ------------------------------
LEASED PREMISES are partially damaged by any casualty which is covered under an insurance policy required to be maintained pursuant to the provisions of this lease, then LANDLORD shall repair such damage as soon as reasonably possible from insurance proceeds, in which event this lease shall continue in full force and effect. TENANT shall have no claim against LANDLORD for any damage suffered by reason of such damage, destruction, repair or restoration and there shall be an abatement of rent only for the time period and for the actual space rendered unusable during such repairs. If the LEASED PREMISES are totally destroyed during the term of this lease from any cause whether or not covered by insurance, this lease may automatically terminate as of the date of such total destruction, at the option of the LANDLORD or the TENANT.

     13. Default: The TENANT promises and agrees that if default be made in the payment of rents or in the performance of any other conditions of this lease, or if TENANT in its use of the premises violates any city ordinances, State or Federal Laws or if any TENANT, or any Guarantor hereof, files any petition under the bankruptcy or insolvency laws of the United States, or of any other jurisdiction, or makes an assignment for the benefit of creditors, or makes application for appointment of a trustee or receiver regarding any of TENANT'S property that this lease may be forthwith terminated at the election of the LANDLORD, subject to the prior written notice requirements hereof, and that the TENANT will, subject to the grace periods hereinafter set forth, surrender and deliver up possession of the LEASED PREMISES to the LANDLORD upon receiving written notice from the LANDLORD of the breach of conditions of this lease and the election of the

LANDLORD to so terminate this lease. In the event of such default by the TENANT, then the LANDLORD, besides other rights or remedies he may have, shall have the immediate right of re-entry. Should the LANDLORD elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided by law, he may either terminate this lease, or he may, from time to time, without terminating this lease, re-let or re-lease the LEASED PREMISES or any part thereof for such amount of rental and upon such terms and conditions as the LANDLORD, in his sole discretion and judgment, may deem advisable, and he may make such alterations, improvements and repairs to the LEASED PREMISES as he may deem advisable. No such re-letting or re-leasing of the LEASED PREMISES by the LANDLORD, under the circumstances set forth in this paragraph, shall be construed as an election on the LANDLORD'S part to terminate or cancel this lease, unless a written notice of such termination or cancellation is mailed by the LANDLORD to the TENANT at the address set out herein for notices, nor shall such re-letting or re-leasing relieve the TENANT from liability to the LANDLORD for any and all damages, of whatsoever type or nature, which the LANDLORD may have or will suffer or incur as a result of the TENANTS breach of any of the terms, covenants, provisions and conditions herein contained. Notwithstanding any such re-letting or re-leasing without termination of this lease by the LANDLORD, the LANDLORD may at any time thereafter elect to terminate the lease for such previous breach of the TENANT. In the event LANDLORD is required to retain an attorney to enforce any provision of this lease, then LANDLORD shall be entitled to recover from TENANT its actual attorney's fees reasonably incurred and its court costs.

     In the event default by TENANT in the payment of rent occurs under the terms of this lease, LANDLORD shall provide TENANT with three (3) days written notice of such default. In the event TENANT fails to cure such default within three (3) days following receipt of such notice, then LANDLORD may proceed with the remedies as above specified. If default by the TENANT be for reasons other than non-payment of rent, then LANDLORD shall provide TENANT with ten (10) days prior written notice to cure such default, and failing such cure by TENANT, LANDLORD shall be entitled to those remedies set forth under Paragraph 13 hereof.

     Acceleration of rent.  Following default by TENANT, LANDLORD may demand,
     --------------------
and in such case, TENANT shall immediately pay in a single accelerated payment, the entire amount of lease payments that would become due and owing to LANDLORD over the remaining portion of the lease term. No discount for early payment shall occur by reason of the acceleration. If TENANT shall make payment of such accelerated rent at any time prior to LANDLORD'S termination of TENANT'S right to possession of the premises, then TENANT shall be entitled to remain in possession of the premises for the remainder of the term of this lease, so long as no further default shall occur, but upon the occurrence of a further default,

LANDLORD shall be entitled to recover possession of the premises without any rebate of accelerated rent.

     TENANT'S Property.  Any property of TENANT remaining in the LEASED PREMISES
     -----------------
at any time after LANDLORD recovers possession of the LEASED PREMISES, shall be deemed abandoned, and LANDLORD shall have no responsibility or liability whatsoever for any of the same. Notwithstanding the foregoing, LANDLORD may store any of the property in any public or private warehouse, and TENANT shall pay to LANDLORD, promptly upon demand, all costs incurred in connection with such property, including the costs of moving and storage, court costs and attorney's fees. LANDLORD may, at its option, without notice, sell any such personal property at any public or private sale, with or without legal process, for such prices as LANDLORD may obtain, and LANDLORD shall apply the proceeds of such sale, first, to the costs incurred in connection with such property, and then to any amounts due under the lease from TENANT to LANDLORD, and the surplus, if any to TENANT.

     Remedies Not Exclusive.  Except to the extent prohibited by law, no
     ----------------------
exercise of any remedy provided in this lease, or in any statute or law, shall preclude the simultaneous or subsequent exercise of any other remedy provided in this lease, or in any statute or law. Notwithstanding the possible availability of legal remedies, LANDLORD may obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring TENANT to cure or refrain from continuing or repeating any event of default or other breach of this lease.

     14.  Forfeiture of Advance Rental Deposit:  In the event this lease is
          ------------------------------------
terminated by reason of the default of TENANT, it is understood and agreed that the LANDLORD shall be entitled to retain advance rental deposit herein made, if any, to partially compensate LANDLORD for damage suffered by reason of such default. Nothing herein contained shall be construed, however, as precluding the LANDLORD from recovering from TENANT any further or additional damages which he may have suffered by reason of such default of the TENANT as provided in paragraph 13 hereof.

     15.  Surrender of Premises:  Upon expiration of the term of this lease the
          ---------------------
TENANT agrees to surrender and deliver up possession of the LEASED PREMISES with all improvements located thereon to the LANDLORD in as good condition and repair as at the time of possession, ordinary wear and tear excepted.

     16.  Holding Over:  Should the TENANT continue in possession of the LEASED
          ------------
PREMISES after the expiration of this lease, without a written extension or renewal hereof, such possession shall be on a month-to-month basis only and then at a monthly rate two times the rate herein specified.

     17.  No Waiver:  The failure of LANDLORD to insist, in any one or more
          ---------
instances, upon a strict performance of any of the obligations, covenants or agreements herein contained, or the failure of LANDLORD in any one or more instances to exercise any option, privilege or right herein contained, shall in no way be construed to constitute a waiver, relinquishment or release of such obligations, covenants or agreements, and no forbearance by the LANDLORD of any default hereunder shall in any manner be construed as constituting a waiver of such default.

     18.  Insolvency Proceeding:  If the TENANT shall be declared insolvent or
          ---------------------
bankrupt, or if any assignment of his property shall be made for the benefit of his creditors or others, or the TENANT'S leasehold interest herein shall be levied upon under execution, or taken by virtue of any writ of any Court of Law, or if a Trustee in Bankruptcy or a receiver is appointed for the property of the TENANT, then and upon the happening of any one of these events, the LANDLORD may, at his option, take possession of the LEASED PREMISES without thereby occasioning any forfeiture of the obligations of the TENANT previously accrued under this lease.

     19.  Eminent Domain:  In the event all or any part of the LEASED PREMISES
          --------------
shall be taken by right of eminent domain, or in the event the LANDLORD makes a conveyance of all or any part of the LEASED PREMISES in lieu of taking by right of eminent domain, then this lease shall, at the option of the LANDLORD, cease and terminate. In such event, the TENANT shall not be required to make any further rental payments to the LANDLORD and the TENANT shall have the right to remove from the LEASED PREMISES any and all furniture, machinery and fixtures set forth in Paragraph 11 hereof. In such event of a taking of all or part of the LEASED PREMISES by right of eminent domain or a conveyance in lieu of such taking, the LANDLORD shall receive the entire award or price which the condemning or taking governmental authority will pay for the LEASED PREMISES.

     20.  Subordination:  This lease and all of the rights of TENANT hereunder
          -------------
are and shall be subject and subordinate to any lien of any mortgage or Deed of Trust and accompanying collateral assignments of lease or rents now or hereafter placed on the LEASED PREMISES or any part thereof and to any and all renewals, modifications, consolidations, replacements, extensions or substitutions of said sale and/or mortgage.

     TENANT agrees to execute any documents required to effectuate such subordination or to make this lease subordinate to any lien or any mortgage, Deed of Trust or ground lease and accompanying assignment of lease or rents, as the case may be, within ten (10) days after such request has been made by LANDLORD.

     21.  Attornment:  If a purchaser under a sale or the holder of the mortgage
          ----------
shall succeed to the rights of the LANDLORD under this lease, whether through possession or foreclosure action, or delivery of a new lease or deed, TENANT upon the request of such successor landlord as TENANTS LANDLORD under this lease shall promptly execute and deliver any instrument that any such successor landlord may request to further evidence such attornment. Upon such attornment, this lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and TENANT upon all of the terms, conditions and covenants as are set forth in the lease.

     22.  ESTOPPEL Certificates:  Upon the request of either party, at any time
          ----------------------
and from time to time, LANDLORD and TENANT agree to execute and to deliver to the other within ten (10) days after such request a written instrument duly executed certifying that this lease has not been modified and is in full force and effect.

     23.  LANDLORD'S Lien:  TENANT hereby grants to LANDLORD, a lien upon and a
     ---------------
security interest in all property now owned or hereafter acquired by TENANT, which shall come in or be placed upon the LEASED PREMISES, to secure the payment of rent and the performance of each and every obligation hereunder to be performed by TENANT. Following any event of default, LANDLORD, without demand, may take possession of and sell such property without legal process of any kind at public and private sale, upon giving such notices, if any, as may be required by law. The proceeds of any such sale shall be applied, first, to the payment of expenses thereof, second to the discharge of the unpaid rent or other liability hereunder, and the balance, if any, shall be paid to TENANT. TENANT agrees to execute and record any financing statements and other documents necessary to perfect or record the lien herein granted.

     24.  Financial Statement:  TENANT shall furnish LANDLORD a current
          -------------------
financial statement of TENANT and guarantors.

     25.  Non-Compete:  It is understood the Lessee shall in no way compete
          -----------
with the services provided by Pointe West, Inc. as set forth in Exhibit "A" and "B" attached. In the event subtenant breaches any provision of this paragraph, Subtenant shall be in default hereunder and Subtenant shall be entitled to exercise any rights or remedies as prescribed below, and in addition to such rights and remedies, Subtenant shall pay Sub-lessor the sum of $300.00 per week as liquidated damages for each such breach long as such breach shall continue.

     26.  Employment of Sub-lessor's Employees:  Subtenant recognizes that
          ------------------------------------
Sub-lessor has expended considerable time, effort and expense in training Sub-lessor's employees so as to provide high quality service to Subtenant, and that the hiring by Subtenant of Sub-lessor's present employees or any employee employed by Sub-lessor within a six (6) six month period prior to the offer by Subtenant to such employee would save Subtenant, and cause Sub-lessor to expend considerable time, effort and expense in training new employees, the amount of which cannot be determined with certainty. Should Subtenant, during the original or extended term of the Agreement or for twelve (12) months thereafter, offer employment to and subsequently employ an employee of Sub-lessor who is or was an employee of Sub-lessor at any time during the six (6) month period. Immediately preceding such offer of employment by Subtenant, Subtenant shall pay to Sub-lessor, as a procurement fee, and not as a penalty, a sum equal to forty percent (40%) of the annual salary last payable by Sub-lessor to such employee or $5,000.00 (whichever is greater).

     27.  Interest, Costs and Attorney Fees:  Any amounts due but unpaid under
          ---------------------------------
this lease shall draw interest at the rate of eighteen percent (18%) per annum from the date due until paid. If by reason of any default on the part of TENANT it becomes necessary for LANDLORD to employ an attorney, then and in any such event if LANDLORD prevails TENANT shall pay LANDLORD reasonable attorney fees and all costs and expenses incurred by the LANDLORD in enforcing the terms of this lease.

     28.  Brokerage Commissions:  Each party warrants that it has had no
          ---------------------
dealings with broker or agent in connection with the negotiation or execution of this lease and each party agrees to indemnify and hold the other party harmless from any and all costs, expenses or liability for commissions or other compensation or charges claimed by or awarded to any broker or agent with respect to this lease occasioned by the indemnifying party's contact with such broker or agent.

     29.  Relocation of TENANT:  At LANDLORD'S written request; TENANT shall
          --------------------
move from the LEASED PREMISES to other similar premises in the Office Complex. In the event of such move, the new location and LEASED PREMISES shall be substituted for the Premises described above, but all other terms of the Lease shall remain the same, with the exception that the Minimum Rent provided for herein shall be abated during the period that TENANT is closed for business as a result of the move to the new location; provided, however, that TENANT shall not be moved to Premises of substantially less square footage than those herein located, and that LANDLORD shall bear all actual cash expenses reasonably incurred by TENANT in so moving. It is understood and agreed that LANDLORD will relocate TENANT only for sound business practices and considerations.

     30.  Additional Provisions:  (a) TENANT shall be provided with one set of
          ---------------------
two access keys for the building and TENANT'S LEASED PREMISES. Only LANDLORD may make additional copies of keys for TENANT. If TENANT requires additional keys such will be provided at a cost of $4.00 each.

     (b) Suite replacement keys will be provided at a cost of $10.00 each. TENANT will be responsible for expenses incurred due to keys lost for Main Entrance Doors which facilitates complete re-keying of office complex and replacement keys to all Tenants.

     31.  Rules:  It is agreed that the LANDLORD may adopt rules and
          -----
regulations, a copy of which shall be attached hereto as EXHIBIT "B" and made a part of this lease by this reference. TENANT agrees that its employees and agents, or any others permitted by the TENANT to occupy or enter such LEASED PREMISES will at all time abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other default herein.

     32.  General Matters:  (a) Singular/Plural:  Wherever used herein, the
          ---------------       ---------------
singular shall include the plural, and the use of any gender shall be applicable to all genders.

     (b)  Binding Effect:  This lease shall bind and benefit alike the heirs,
          --------------
successors and assigns of the parties hereto.

     (c)  Colorado Law:  This lease shall be governed by the laws of the State
          ------------
of Colorado.

     IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals on the day and year first above written.

"LANDLORD"                                "TENANT"
Pointe West, Inc.                         Embedded Support Tools Corporation


By:____________________________           By:  /s/ Scotty Cole
                                             --------------------------------
      David B. Inglis                          Scotty  Cole
      President

                                          TITLE:_____________________________
                                                Controller, EST Corp.


                                              Controller, EST Corp.
CONTINUING GUARANTEE:
--------------------

     We, the undersigned, hereby personally guarantee(s) payment and performance of all terms and provisions herein and further waive notice of any modification, extension or renewal hereof and consent to such changes. This guarantee shall continue after such modification, extensions and/or renewals.

     Dated this 27th day of August 1999
                ----        ------

     Print Name    Scotty Cole
                --------------------------

     Signature  /s/ Scotty Cole
                --------------------------

     Emergency Contacts/Phone Numbers

                                        Name  Jason Boccia
                                              ---------------------

                                                  781.828.5588 x280
                                              ---------------------

                                        Name Daniel McGillivray
                                             ----------------------

                                                  781.828.5588 x247
                                             ----------------------

                                        Name:     Mark Lapham
                                             ----------------------

                                                  781.828.5588 x270
                                             ----------------------

                                  EXHIBIT "A"
                                  -----------
                        DESCRIPTION OF TENANT SERVICES
                        ------------------------------


TELEPHONE SERVICES
Complete Answering Service - First line/ One Voice Mailbox  $ 75.00/month
Each Additional Line                                        $ 20.00/month
Each Additional Phone                                       $ 10.00/month
First Additional Voice Mailbox                              $ 10.00/month
Each additional Voice Mailbox                               $  5.00/month

     This service is included in paragraph 2. "d" above and includes answering the incoming lines with the TENANT'S company name during regular business hours. Calls will be transferred to the suite or put into voice mail for messaging if the TENANT is out of the office. If requested messages can be recorded on a message pad and forwarded to the TENANT. When requested TENANT calls will be transferred to an alternate number when the TENANT is out of the office or after hours. This service is exclusive of the feature charges from U.S. West.

THE FOLLOWING SERVICES AND FACILITIES ARE PROVIDED TO THE TENANT:
-----------------------------------------------------------------

 .    Non-exclusive use of two (2) fully furnished conference rooms located within the premises, on a reservation basis, provided that Landlord shall have the right to impose a charge for the use of said facilities under the circumstances described in Exhibit A hereto.
                                ---------
 .    Listing of your firm on the main building directory.

 .    Custodial services including carpet vacuuming and trash removal as necessary.

 .    All utilities, heating, air conditioning and parking during normal business hours.

 .    Use of tenant service areas.

 .    One telephone handset per suite.

 .    Incoming/Outgoing Mail Service.

 .    Two access keys per suite.

 .    Receptionist service to greet your clients during regular business hours.

     The following services are available to the tenants at the specified rates. LANDLORD reserves the right to adjust the specified rates as necessary.

 .    Telephone Installation:

Installation and programming                                    $125.00
This charge is exclusive of U.S. West Installation and line charges, which are paid by the Tenant directly to U.S. West.

 .    Secretarial Services:                                       $18.00/hour

     These services include word-processing typing, filing, collating, resume set-up, and miscellaneous clerical services. Secretarial services are billed in 15 minute increments and can also be billed on a "per project basis".

     A discount of 10% will be given to Tenants using more than 10 hours per month of word processing services a 20% discount for using more than 20 hours per month.

 .   Rush Projects

    All Rush Projects (secretarial services to be performed in less than a 5-hour turnaround) in excess of five (5) Rush Projects per billing period will be subject to a 30% surcharge.

 .    Photocopying

     8 1/2x11 or 8 1/2 x 14                                      $ .10/page
     11 x 17                                                     $ .15/page
     Transparencies                                              $ .45/page
     Discounts are available to tenants using 1000 copies.

     Private photocopiers allowed                              $165.00/mo.

 .    Facsimile Service

A.   Incoming Service                                            $ .25/page
B.   Outgoing Local Service                                    N/C
C.   Outgoing Service (Long Distance) 1st page                  $ 2.50
D.   Outgoing Service each additional page (Long Distance)      $ 1.50

Private fax machines allowed                                    $45.00/mo.

 .    Consultation                                               $18.00/hour

     If a Tenant requires consultation with word processing or managerial staff for assistance with projects such as presentations, marketing plans, drafting correspondence, individualized charts/forms, statistical reports, etc., on an extensive basis, there will be a charge as stated above.

 .    Office Supplies

This service includes such items as pens, pencils, legal pads, paper clips, staples, etc., which can be purchased by the Tenant.

 .   Conference Rooms/meeting Room Within The Premises

    Assuming conference room availability from 8:00 a.m. until 5:00 p.m., Monday through Friday, each TENANT is entitled to unlimited conference room usage on a reservation basis (reservations must be made through the receptionist).

 .   Overnight Mailing Services

    The cost to the TENANT will include a 15 % surcharge.

 .   Notary Services

A.  Cost to Tenants            $ 1.00/signature
B.  Cost to Non-Tenants        $ 2.00/signature

 .   UPS Shipping

    The cost to the tenant will include a 15 % surcharge.

 .   Signage Fee

    Fees for placing the tenants name on Pointe West signs is $75.00 and will be waived if signing a lease of one year or more.

                                  EXHIBIT "B"
                               RULES/REGULATIONS
                               -----------------

     It is further agreed that the following rules and regulations shall be and are hereby made a part of this lease, and TENANT agrees that its employees and agents, or any others permitted by TENANT to occupy or enter the Premises, will at all times abide by said rules and regulations, to wit:

     A. The sidewalks, entries, passages, corridors and stairways of the Building shall not be obstructed by TENANT, or its agents or employees, or used for any purpose other than ingress and egress to and from the premises.

     B. (1) Furniture, equipment or supplies will be moved in or out of the Building only during such hours and in such manner as may be prescribed by LANDLORD. The LANDLORD shall have the right to approve or disapprove the movers or moving company employed by TENANT, and TENANT shall cause said movers to use only the loading facilities designated by LANDLORD. In the event TENANT'S movers damage any part of the Building TENANT shall forthwith pay to LANDLORD the amount required to repair said damage.

     (2) No safe or article, the weight of which may, in the opinion of LANDLORD, constitute a hazard or damage to the Building or its equipment, shall be moved into the Premises.

     (3) Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by LANDLORD, and LANDLORD shall have the right to designate the location of such articles in the Premises.

     C. During the entire term of this lease, TENANT shall at its expense, install and maintain a chair pad to protect the carpeting under all caster chairs.

     D. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building, as shall be first designated by LANDLORD, but there shall be no obligation or duty on LANDLORD to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A Directory in a conspicuous place, with names of TENANTS, not to exceed one name per five hundred (500) square feet of space contained in the Premises, will be provided by LANDLORD; any necessary revision in this will be made by LANDLORD at TENANTS expense, within a reasonable time after notice from TENANT of the change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor, without the prior written consent of LANDLORD. LANDLORD shall have the right to remove all non-permitted signs and furniture, without notice to TENANT, and at the expense of TENANT.

     E. TENANT shall not do or permit anything to be done in said Premises, or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, or constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants, or any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health of the City and County where the Building is located.

     F. TENANT shall not employ any person or persons other than the janitor of LANDLORD for the purpose of cleaning or taking care of the Premises, without the prior written consent of LANDLORD. LANDLORD shall be in no way responsible to TENANT for any loss of property from the Premises, however occurring, or for any damage done to TENANTS furniture or equipment by the janitor or any of his staff, or by any other person or persons whomsoever. The janitor of the Building may at all times keep a pass key, and he and other agents of LANDLORD shall at all times be allowed admittance to said Premises.

     G. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of TENANT, its agents or employees, shall be paid by TENANT. No person shall waste water by tying back or wedging the faucets or in any other manner.

     H. No animals shall be allowed in the offices, halls and corridors of the Building, except seeing eye dogs. No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by the making of loud or improper noises.

     I. Bicycles or other vehicles shall not be permitted in the offices, halls and corridors in the Building, nor shall any obstruction of sidewalks or entrances of the Building by such be permitted.

     J. TENANT shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by TENANT, its agents or employees, out of the windows or doors, or down the corridors, or ventilating ducts of the Building.

     K. No additional lock or locks shall be placed by TENANT on any door in the Building unless written consent of LANDLORD shall first have been obtained. A reasonable number of keys to the Premises and to the toilet rooms if locked by LANDLORD will be furnished by LANDLORD, and neither TENANT, its agents or employees shall have any duplicate keys made. At the termination of this tenancy,

Tenant shall promptly return to LANDLORD all keys to offices, toilet rooms or vaults.

     L. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by TENANT without LANDLORD'S prior written consent. TENANT agrees to abide by LANDLORD'S rules with respect to maintaining uniform curtains, draperies and/or linings at all windows and hallways.

     M. No awnings shall be placed over the windows except with the prior written consent of LANDLORD.

     N. If any TENANT desires telegraphic, telephonic or other electric connections, LANDLORD or its agents will direct the electricians as to where and how the wires may be introduced, and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at TENANTS expense.

     O    TENANT shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises; the use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building Complex.

     P. Any painting or decorating as may be agreed to be done by and at the expense of LANDLORD shall be done during regular weekday working hours; should TENANT desire such work on Saturdays, Sundays, holidays or outside or regular working hours, TENANT shall pay for the extra costs thereof.

     Q. Except as permitted by LANDLORD, TENANT shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the building, and any defacement, damage or injury caused by TENANT, its agents or employees, shall be paid for by TENANT.

     R. TENANT shall not place this lease or any memoranda thereof of record with the Clerk and Recorder of the City and County where the Building is located or in any other public record.

     S. LANDLORD has a non-smoking building policy. TENANT shall not smoke in the office building, as it is a smoke-free environment.

     T. TENANT shall not use heating or cooling equipment other than that provided by the LANDLORD.

     U. During the lease Term, and any extensions, TENANT shall not directly or indirectly engage in any similar or competing business within the office complex (see EXHIBIT "B").

     V. TENANT shall not leave their vehicle in the office parking lot overnight. Failure to comply will result in a towing of the vehicle at TENANT'S expense.

     TENANT agrees that LANDLORD may amend, modify, delete or add new and additional rules and regulations to the use and case of the Premises and the Building of which the Premises are a part. TENANT agrees to comply with all such rules and regulations upon notice to TENANT from LANDLORD thereof, in the event of any breach of any rules and regulations herein set forth or any amendments, modifications or additions thereto, LANDLORD shall have all remedies in this lease provided for in the event of default by TENANT.


                                  EXHIBIT "C"
                               RULES/REGULATIONS

     Any TENANT opting for a private photocopier installed in their office will be responsible for all electrical wiring expenses for such copier. This expense for the TENANT is approximately $250.00.